[GRAPHIC OMITTED][NOVEON LOGO]                                     NEWS
Noveon, Inc.
9911 Brecksville Road
Cleveland, Ohio  44141-3247
216.447.5000

Investor Relations & Media Contact:
Sean Stack
(216) 447-6494

         NOVEON REPORTS CONTINUED SALES GROWTH IN THE THIRD QUARTER

Cleveland, Ohio, November 10, 2003 - Noveon, Inc. today reported selected financial results for the third quarter of 2003.


                                            Three Months  Ended   Nine Months Ended
                                               September 30          September 30
                                              2003      2002      2003        2002
                                              -----     ----      ----        ----
               ($M)                             Unaudited            Unaudited
------------------------------------------- -------- --------- ----------- ---------
Sales                                        $278.8    $273.2      $855.1    $813.5
------------------------------------------- -------- --------- ----------- ---------
Gross profit                                  $79.3     $89.0      $246.9    $266.0
------------------------------------------- -------- --------- ----------- ---------
Operating income                              $25.3     $33.1       $81.7    $100.9
------------------------------------------- -------- --------- ----------- ---------
Net income                                     $5.7     $12.3       $21.7     $36.6
------------------------------------------- -------- --------- ----------- ---------
Net income excluding special items             $6.1     $13.3       $25.1     $39.1
------------------------------------------- -------- --------- ----------- ---------
Net cash provided by operating activities     $20.8     $34.9       $61.5     $96.8
------------------------------------------- -------- --------- ----------- ---------
EBITDA                                        $48.1     $54.3      $148.2    $162.0
------------------------------------------- -------- --------- ----------- ---------
EBITDA excluding special items                $48.6     $55.4      $151.8    $164.9
------------------------------------------- -------- --------- ----------- ---------
Free cash flow                                $33.1     $45.6       $83.2    $126.2
------------------------------------------- -------- --------- ----------- ---------


In this press release, Noveon refers to various non-GAAP (generally accepted accounting principles) financial measures including EBITDA and free cash flow. There are tables that provide reconciliations of the reported GAAP amounts to the various non-GAAP amounts referred to herein. "EBITDA" is defined as income from continuing operations before interest, taxes, depreciation and amortization. "Free cash flow" is defined as EBITDA less capital expenditures plus or minus changes in accounts receivable, inventory and accounts payable. Management believes EBITDA and free cash flow provide additional information commonly used by our stakeholders with respect to both the performance of our fundamental business activities, as well as our ability to meet our future debt service, capital expenditures and working capital needs. Noveon has provided financial information for the third quarter and first nine months of 2003 and 2002 for the results of operations as reported, as well as for results of operations as reported excluding special items of restructuring and consolidation costs and the cumulative effect of an accounting change. Noveon believes this information is useful to our stakeholders in understanding our operating results and the ongoing performance of our underlying businesses without the impact of these special items.

THIRD QUARTER RESULTS
For the quarter ended September 30, 2003, Noveon reported sales of $278.8 million, EBITDA of $48.1 million and net income of $5.7 million. For the third quarter of 2002, Noveon reported sales of $273.2 million, EBITDA of $54.3 million and net income of $12.3 million.

Noveon recorded restructuring charges in the quarter of $0.5 million targeted at further reducing our overhead structure. EBITDA excluding special items in the third quarter of 2003 was $48.6 million. Net income excluding special items for the third quarter of 2003 was $6.1 million. EBITDA excluding special items in the third quarter of 2002 was $55.4 million. Net income excluding special items in the third quarter of 2002 was $13.3 million.

Sales increased 2% in the quarter from the prior year with higher sales across each segment, reflecting the stronger euro, acquisition-related revenue primarily in our food and beverage and Performance Coatings product lines, and higher volumes in our personal care and Estane(R) TPU product lines. EBITDA excluding special items of $48.6 million decreased 12% from the prior year as significantly higher raw material and utility costs, competitive pricing pressure and lower Performance Coatings volumes more than offset higher personal care and Estane(R) TPU volumes, continued manufacturing productivity and lower selling, general and administrative expenses. Free cash flow decreased to $33.1 million in 2003 from $45.6 million in 2002 due to lower EBITDA and higher working capital associated with increased sales, partially offset by lower capital spending in the quarter.

Steve Demetriou, Noveon president and chief executive officer, said, "In the third quarter, we generated our sixth consecutive quarter of sales growth over the prior year despite the stagnant manufacturing business environment that persisted for most of the quarter. Noveon's strong focus and commitment to new product development and bolt-on acquisitions, as well as the stronger euro, drove our top line results. Particularly strong results in our personal care product lines were offset by significantly higher raw material costs, continued sluggishness in Performance Coatings, and a competitive pricing environment." Demetriou went on to say, "We continue to see the benefits of ongoing productivity initiatives which helped offset high raw materials, allowing us to add growth resources, accelerate new product initiatives and expand globally. These initiatives will position Noveon for continued growth."

CONSUMER SPECIALTIES
Sales increased 6% to $80.8 million from $76.4 million compared with the prior year third quarter in our Consumer Specialties segment. Personal care product lines led segment sales growth with continued strong global volume of Carbopol(R) acrylic thickener and successful new product introductions of Aqua SF1, a liquid thickener, and Fixate(TM), a product used in hair care applications. In addition, the impact of acquisitions and the stronger euro also contributed to higher sales. EBITDA decreased 2% to $18.8 million in the third quarter of 2003 from $19.2 million in the third quarter of 2002 as higher personal care, pharmaceutical and food and beverage sales were offset by substantially higher raw material and utility costs within the food and beverage product lines.

SPECIALTY MATERIALS
The Specialty Materials segment reported a sales increase of 1% to $102.8 million from $101.7 million compared to the third quarter of the prior year due to the impact of higher Estane(R) TPU related volume and the stronger euro, partially offset by competitive pricing pressure across the segment. EBITDA decreased by 21% or $6.9 million to $25.5 million in the third quarter of 2003 from $32.4 million in the third quarter of 2002 principally due to higher raw material and utility costs and competitive pricing pressure across the segment, partially offset by lower manufacturing costs and reduced selling, general and administrative spending.

PERFORMANCE COATINGS
Performance Coatings sales of $95.2 million were essentially flat compared to the third quarter of the prior year as the benefit from acquisitions, the stronger euro and a favorable sales mix were offset by lower volume across the segment. EBITDA decreased by 13% or $2.3 million to $15.8 million in the third quarter of 2003 from $18.1 million in the third quarter of 2002 due to lower volume and substantially higher raw material and utility costs, partially offset by lower manufacturing costs and the benefit of acquisitions.

CORPORATE
In the third quarter, corporate overhead expenses excluding depreciation and amortization decreased by $2.8 million to $11.5 million in 2003 from $14.3 million in 2002. The decrease is primarily the result of productivity improvements, cost controls and reduced costs associated with our variable incentive plans.

NINE MONTHS RESULTS
For the nine months ended September 30, 2003, Noveon reported sales of $855.1 million, EBITDA of $148.2 million and net income of $21.7 million. For the nine months ended September 30, 2002, Noveon reported sales of $813.5 million, EBITDA of $162.0 million and net income of $36.6 million.

For the nine-month period ended September 30, 2003, Noveon recorded restructuring charges of $3.6 million targeted at further reducing our overhead structure. EBITDA excluding special items in the first nine months of 2003 was $151.8 million. Net income excluding special items for the nine months of 2003 was $25.1 million. EBITDA excluding special items in the first nine months of 2002 was $164.9 million. Net income excluding special items in the first nine months of 2002 was $39.1 million.

Sales increased 5% from the prior year reflecting the stronger euro, acquisition-related revenue primarily in our food and beverage and Performance Coatings product lines and higher volumes across most of Noveon's portfolio. All product lines, with the exception of certain lines within Performance Coatings and polymer additives exhibited organic volume growth during the first nine months of 2003, with our personal care product lines growing at double digit rates and Estane(R) TPU showing particular strength in Asia. EBITDA excluding special items of $151.8 million decreased 8% from the prior year as significantly higher raw material and utility costs, lower Performance Coatings volumes, and competitive pricing pressure more than offset higher volumes across many of our product lines, continued manufacturing productivity, lower selling, general and administrative expenses and the benefit of acquisitions. Free cash flow decreased by $43.0 million in the first nine months of 2003 to $83.2 million due to higher working capital associated with higher sales, lower EBITDA and a $11.5 million increase in capital spending related to the timing of capacity-related projects.

Noveon will be hosting a conference call to discuss third quarter results today, November 10, 2003 at 11:00 AM ET. Domestic callers should dial 1
(800) 588-4973 and international callers should dial 1 (847) 413-2407 and ask to be connected to the Noveon third quarter earnings call (confirmation code 7982098). A replay of the call will be available through Friday, November 14 by calling (domestic) 1 (888) 843-8996 or (international) 1
(630) 652-3044 with the above confirmation code.

Noveon is a leading global producer and marketer of technologically advanced specialty chemicals for a broad range of consumer and industrial applications with revenues in 2002 of $1.1 billion. Noveon is headquartered in Cleveland, Ohio, with regional centers in Brussels, Belgium, and Hong Kong.

This release contains forward-looking statements that relate to future events or performance. These statements reflect the Company's current expectations, and the Company does not undertake to update or revise these forward-looking statements, even if experience or future changes make it clear that any projected results express or implied in this or other Company statements will not be realized. Furthermore, investors are cautioned that these statements involve risks and uncertainties, many of which are beyond the Company's control, which could cause actual results to differ materially from the forward-looking statements. Important factors that may affect our expectations, estimates or projections include:

o the effects of the substantial debt we have incurred in connection with our acquisition of the Performance Materials Segment of Goodrich and our ability to refinance or repay that debt;

o    changes in customer requirements in markets or industries we serve;

o    general economic and market conditions;

o    competition within our industry;

o our access to capital markets and any restrictions placed on us by any current or future financing arrangements;

o    environmental and government regulations;

o the effect of risks of investing in and conducting operations in foreign countries, including political, social, economic, currency and regulatory factors;

o    changes in the price and supply of major raw materials; and

o the effect of fluctuations in currency exchange rates on our international operations.

Further information about these risks can be found in the Company's filings with the Securities and Exchange Commission.

Investors are cautioned not to place undue reliance on any forward-looking statements contained herein, which speak only as of the date hereof. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                   # # #


                                Noveon, Inc.

                  Condensed Consolidated Income Statement
                           (dollars in millions)



                                                THREE MONTHS ENDED       NINE MONTHS ENDED
                                                  SEPTEMBER 30,            SEPTEMBER 30,
                                              ------------------------ ------------------------
                                                 2003        2002         2003       2002
                                              -------------------------------------------------
                                                                (unaudited)

Sales                                           $  278.8    $  273.2     $  855.1   $  813.5
Cost of sales                                      199.5       184.2        608.2      547.5
                                              ------------------------ ------------------------

Gross profit                                        79.3        89.0        246.9      266.0
Selling and administrative expenses                 49.9        51.3        150.6      151.7
Amortization expense                                 3.6         3.5         11.0       10.5
Restructuring and consolidation costs                0.5         1.1          3.6        2.9
                                              ------------------------ ------------------------

Operating income                                    25.3        33.1         81.7      100.9
Interest expense--net                               17.3        18.9         53.5       57.4
Other expense--net                                   0.5         0.1          0.6        0.2
                                              ------------------------ ------------------------
Income before income taxes and cumulative
  effect of accounting change                        7.5        14.1         27.6       43.3
Income tax expense                                   1.8         1.8          5.4        6.7
                                              ------------------------ ------------------------
Income before cumulative effect of
  accounting change                                  5.7        12.3         22.2       36.6
Cumulative effect of accounting change--net
  of tax                                             -           -            0.5        -
                                              ------------------------ ------------------------
Net income                                      $    5.7    $   12.3     $   21.7   $   36.6
                                              ======================== ========================


                                Noveon, Inc.

                    Condensed Consolidated Balance Sheet
                           (dollars in millions)


                                                               SEPTEMBER 30,    DECEMBER 31,
                                                                    2003            2002
                                                              ---------------------------------
                                                                (unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents                                         $   86.4        $   79.5
Accounts and notes receivable, net of allowances ($7.6 and
   $9.0 at September 30, 2003 and December 31, 2002,
   respectively)                                                     164.2           135.7
Inventories                                                          149.8           144.1
Prepaid expenses and other current assets                              6.4             7.2
                                                              ---------------------------------
TOTAL CURRENT ASSETS                                                 406.8           366.5

Property, plant and equipment--net                                   667.0           670.7
Goodwill                                                             403.2           365.5
Identifiable intangible assets--net                                  175.7           182.1
Receivable from Parent                                                 1.4             1.2
Other assets                                                          46.3            43.1
                                                              ---------------------------------
TOTAL ASSETS                                                      $1,700.4        $1,629.1
                                                              =================================

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
Short-term bank debt                                              $    -          $    0.4
Accounts payable                                                     119.6           111.2
Accrued expenses                                                      53.5            70.6
Income taxes payable                                                   8.5             5.3
Current maturities of long-term debt                                  12.2             -
                                                              ---------------------------------
TOTAL CURRENT LIABILITIES                                            193.8           187.5

Long-term debt                                                       840.5           847.1
Postretirement benefits other than pensions                            5.9             5.8
Accrued pensions                                                      38.5            34.9
Deferred income taxes                                                 18.0            18.1
Accrued environmental                                                 18.2            18.2
Other non-current liabilities                                         16.9            17.8

STOCKHOLDER'S EQUITY
Common stock                                                           -               -
Paid in capital                                                      498.0           498.0
Retained earnings (deficit)                                           19.8            (1.9)
Accumulated other comprehensive income                                50.8             3.6
                                                              ---------------------------------
TOTAL STOCKHOLDER'S EQUITY                                           568.6           499.7
                                                              ---------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                        $1,700.4        $1,629.1
                                                              =================================



                                Noveon, Inc.

               Condensed Consolidated Statement of Cash Flows
                           (dollars in millions)


                                                                     NINE MONTHS ENDED
                                                                       SEPTEMBER 30,

                                                                   2003            2002
                                                              ---------------------------------
                                                                        (unaudited)
OPERATING ACTIVITIES
Net income                                                        $   21.7        $   36.6
Adjustments to reconcile net income to net
  cash provided by operating activities:
    Depreciation and amortization                                     67.1            61.3
    Deferred income taxes                                              0.1             2.2
    Debt issuance cost amortization in interest expense                4.0             4.2
    Cumulative effect of accounting change--net of tax                 0.5             -
    Change in assets and liabilities, net of effects of
      acquisitions of businesses                                     (31.9)           (7.5)
                                                              ---------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                             61.5            96.8

INVESTING ACTIVITIES
Purchases of property, plant and equipment                           (39.2)          (27.7)
Payments made in connection with acquisitions,
  net of cash acquired                                               (16.6)          (20.6)
                                                              ---------------------------------
NET CASH (USED) BY INVESTING ACTIVITIES                              (55.8)          (48.3)

FINANCING ACTIVITIES
Debt issuance costs                                                   (1.8)            -
Decrease in short-term debt                                           (0.3)           (0.4)
Payments on long-term borrowings                                       -             (18.9)
                                                              ---------------------------------
NET CASH (USED) BY FINANCING ACTIVITIES                               (2.1)          (19.3)

Effect of exchange rate changes on cash and cash equivalents           3.3             2.7
                                                              ---------------------------------
Net increase in cash and cash equivalents                              6.9            31.9
Cash and cash equivalents at beginning of period                      79.5           120.0
                                                              ---------------------------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                        $   86.4        $  151.9
                                                              =================================

                                Noveon, Inc.

       Reconciliation of Net Cash Provided by Operating Activities to
                         EBITDA and Free Cash Flow
                           (dollars in millions)



                                                THREE MONTHS ENDED       NINE MONTHS ENDED
                                                  SEPTEMBER 30,            SEPTEMBER 30,
                                              ------------------------ ------------------------
                                                  2003         2002          2003        2002
                                              -------------------------------------------------
                                                                (unaudited)

Net cash provided by operating activities       $   20.8    $   34.9     $   61.5   $   96.8
Add interest expense (excluding debt
    issuance cost amortization)                     16.0        17.5         49.5       53.2
Current income tax expense, net of deferred
    income tax expense                               1.8         1.0          5.3        4.5
Changes in assets and liabilities, net of
    effects of acquisitions of businesses            9.5         0.9         31.9        7.5
                                              ------------------------ ------------------------
EBITDA                                          $   48.1    $   54.3     $  148.2   $  162.0
                                              ======================== ========================

EBITDA from above                               $   48.1    $   54.3     $  148.2   $  162.0
Purchases of property, plant and equipment          (9.6)      (15.5)       (39.2)     (27.7)

Changes in accounts receivable, inventory
    and accounts payable                            (5.4)        6.8        (25.8)      (8.1)
                                              ------------------------ ------------------------
Free cash flow                                  $   33.1    $   45.6     $   83.2   $  126.2
                                              ======================== ========================




                                Noveon, Inc.
           Condensed Consolidated Income Statement Reconciliation
         of Results as Reported to Results Excluding Special Items
               Three Months Ended September 30, 2003 and 2002
                           (dollars in millions)
                                                                       2003
                                                  --------------------------------------------
                                                                                  EXCLUDING
                                                                                   SPECIAL
                                                       REPORTED   SPECIAL ITEMS     ITEMS
                                                  --------------------------------------------
     Sales                                             $  278.8    $     -         $  278.8
     Cost of  sales                                       199.5          -            199.5
                                                  --------------------------------------------
     Gross profit                                          79.3          -             79.3
     Selling and administrative expenses                   49.9          -             49.9
     Amortization expense                                   3.6          -              3.6
     Restructuring and consolidation costs                  0.5        (0.5)             -
                                                  --------------------------------------------
     Operating income                                      25.3         0.5            25.8
     Interest expense - net                                17.3          -             17.3
     Other expense - net                                    0.5          -              0.5
                                                  --------------------------------------------
     Income before income taxes and cumulative
       effect of accounting change                          7.5         0.5             8.0
     Income tax expense                                     1.8         0.1             1.9
                                                  --------------------------------------------
     Income before cumulative effect
       of accounting change                                 5.7         0.4             6.1
     Cumulative effect of accounting change -
       net of tax                                            -           -               -
                                                  --------------------------------------------
     Net income                                        $    5.7    $    0.4        $    6.1
                                                  ============================================


                                                                       2002
                                                  --------------------------------------------
                                                                                  EXCLUDING
                                                                                   SPECIAL
                                                       REPORTED   SPECIAL ITEMS     ITEMS
                                                  --------------------------------------------
     Sales                                              $ 273.2    $     -         $  273.2
     Cost of sales                                        184.2          -            184.2
                                                  --------------------------------------------
     Gross profit                                          89.0          -             89.0
     Selling and administrative expenses                   51.3          -             51.3
     Amortization expense                                   3.5          -              3.5
     Restructuring and consolidation costs                  1.1        (1.1)             -
                                                  --------------------------------------------
     Operating income                                      33.1         1.1            34.2
     Interest expense - net                                18.9          -             18.9
     Other expense - net                                    0.1          -              0.1
                                                  --------------------------------------------
     Income before income taxes and cumulative
       effect of accounting change                         14.1         1.1            15.2
     Income tax expense                                     1.8         0.1             1.9
                                                  --------------------------------------------
     Income before cumulative effect
       of accounting change                                12.3         1.0            13.3
     Cumulative effect of accounting change -
       net of tax                                            -           -               -
                                                  --------------------------------------------
     Net income                                         $  12.3    $    1.0        $   13.3
                                                  ============================================

Note:  The special items include the restructuring and consolidation costs in 2003 and 2002.


                                Noveon, Inc.
           Condensed Consolidated Income Statement Reconciliation
         of Results as Reported to Results Excluding Special Items
               Nine Months Ended September 30, 2003 and 2002
                           (dollars in millions)

                                                                       2003
                                                  --------------------------------------------
                                                                                  EXCLUDING
                                                                                   SPECIAL
                                                       REPORTED   SPECIAL ITEMS     ITEMS
                                                  --------------------------------------------
     Sales                                              $ 855.1    $     -         $  855.1
     Cost of  sales                                       608.2          -            608.2
                                                  --------------------------------------------
     Gross profit                                         246.9          -            246.9
     Selling and administrative expenses                  150.6          -            150.6
     Amortization expense                                  11.0          -             11.0
     Restructuring and consolidation costs                  3.6        (3.6)             -
                                                  --------------------------------------------
     Operating income                                      81.7         3.6            85.3
     Interest expense - net                                53.5          -             53.5
     Other expense - net                                    0.6          -              0.6
                                                  --------------------------------------------
     Income before income taxes and cumulative
       effect of accounting change                         27.6         3.6            31.2
     Income tax expense                                     5.4         0.7             6.1
                                                  --------------------------------------------
     Income before cumulative effect
       of accounting change                                22.2         2.9            25.1
     Cumulative effect of accounting change -
       net of tax                                           0.5        (0.5)             -
                                                  --------------------------------------------
     Net income                                         $  21.7    $    3.4        $   25.1
                                                  ============================================

                                                                       2002
                                                  --------------------------------------------
                                                                                  EXCLUDING
                                                                                   SPECIAL
                                                       REPORTED   SPECIAL ITEMS     ITEMS
                                                  --------------------------------------------
     Sales                                              $ 813.5    $     -         $  813.5
     Cost of sales                                        547.5          -            547.5
                                                  --------------------------------------------
     Gross profit                                         266.0          -            266.0
     Selling and administrative expenses                  151.7          -            151.7
     Amortization expense                                  10.5          -             10.5
     Restructuring and consolidation costs                  2.9        (2.9)             -
                                                  --------------------------------------------
     Operating income                                     100.9         2.9           103.8
     Interest expense - net                                57.4          -             57.4
     Other expense - net                                    0.2          -              0.2
                                                  --------------------------------------------
     Income before income taxes and cumulative
       effect of accounting change                         43.3         2.9            46.2
     Income tax expense                                     6.7         0.4             7.1
                                                  --------------------------------------------
     Income before cumulative effect
       of accounting change                                36.6         2.5            39.1
     Cumulative effect of accounting change -
       net of tax                                            -           -               -
                                                  --------------------------------------------
     Net income                                         $  36.6    $    2.5        $   39.1
                                                  ============================================

Note: The special items include the restructuring and consolidation costs in 2003 and 2002. Furthermore, the cumulative effect adjustment of an accounting change in 2003 is also a special item included in 2003.




                                Noveon, Inc.

       Reconciliation of Net Cash Provided by Operating Activities to
                       EBITDA Excluding Special Items
                           (dollars in millions)


                                                  THREE MONTHS ENDED        NINE MONTHS ENDED
                                                     SEPTEMBER 30,            SEPTEMBER 30,
                                              ------------------------ ------------------------
                                                   2003        2002         2003       2002
                                              -------------------------------------------------
                                                                (unaudited)

Net cash provided by operating activities       $   20.8    $   34.9     $   61.5   $   96.8
Add interest expense (excluding debt
 issuance cost amortization                         16.0        17.5         49.5       53.2

Current income tax expense, net of deferred
     income tax expense                              1.8         1.0          5.3        4.5
Changes in assets and liabilities, net of
  effects of acquisitions of businesses              9.5         0.9         31.9        7.5
Restructuring and consolidation costs                0.5         1.1          3.6        2.9
                                              ------------------------ ------------------------
EBITDA excluding special items                  $   48.6    $   55.4     $  151.8   $  164.9
                                              ======================== ========================


